Exhibit 10.18



                             BASIC LEASE INFORMATION
                          CANYON PARK TECHNOLOGY CENTER
                    EXECUTIVE OFFICE BUILDING LEASE AGREEMENT


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"Lease Date":                     December 23, 2003.


"Tenant":                         Q Comm International,
Inc.

"Address of Tenant/Premises":     510 East Technology Avenue
                                  Orem, Utah 84097


"Contact":                        Paul Hickey

"Telephone":                      801-226-4222

"Landlord":                       TCU Properties I, LLC, a Utah limited
                                  liability company

"Basic Rent":                     $6,855.75 per month. The security deposit
                                   --------
                                  shall be due upon execution of the Lease.
                                  The Security Deposit shall be equal to the last month's rent.

"Building":                       Building C on the site plan of the Park
                                  attached hereto as  Exhibit A.

"Commencement Date":              February 1, 2004.

"Permitted  Use":                 Tenant shall use and occupy the Premises for
                                  general and executive offices, including shipping and receiving of Tenant's supplies and products, and for no other use or purpose.

"Premises":                       Offices located on the 2nd floor, suite C21 of
                                  the Building.  The Premises are shown
                                  cross-hatched on the floor plan attached
                                   hereto as Exhibit B.
                                             ---------

"Size": Approximately 6,094 rentable square feet in accordance with BOMA standards.

"Lease Rate":                     $13.50 per rentable square foot

"Rent Abatement":                 Provided  that  Tenant  is not in  material
                                  breach of the Lease and no amount of Basic
                                  Rent is past due,  the  Rental  shall be zero
                                  for the first  three (3)  months:  February
                                  2004, March 2004 and April 2004 (collectively
                                  the  "Free   Rent   Months").
                                  Notwithstanding any other term or condition of this Lease, Tenant need not pay Landlord any Adjusted Rental for the Free Rental
                                  Months. Landlord shall allow Tenant to occupy Premises upon completion of tenant improvements. Landlord as additional free


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                                  rent  shall  treat any  early  occupation  of
                                  Premises by Tenant prior to February 1, 2004.

Right of First Refusal:           Tenant  shall have the Right of First Refusal
                                  on  contiguous office  space  in pod  C22 &
                                  C23 on the  second  floor  of the  Building.
                                  If Landlord receives an offer from another tenant regarding any C22 & C23 office space, Landlord shall provide Tenant with written notice of such offer. If within five (5) business days Tenant fails to provide
                                  Landlord with an unequivocal and irrevocable written notice that Tenant will immediately lease such space, Landlord shall be free to accept the offer of the other tenant with regard to any space that is not claimed in a timely written notice from Tenant.


"Lease Type":                     Full Service

"Term":                           60 months

"Base Year":                      2004

"Adjusted Rental":                The sum of the annual Basic Rental and the
                                  annual Excess Operating Expenses and Excess
                                  Taxes.

"Excess Operating
 Expenses":                       (i) The amount by which the Operating Expense
                                  Per Square Foot of RA for any calendar year or portion thereof during the Lease Term exceeds the Operating Expenses Per Square Foot of RA during the Base Year multiplied by (ii) the RA of the Premises.

"Excess Taxes":                   The product of (i) the amount by which the
                                  Taxes per Square Foot of RA for any calendar year or portion thereof during the Lease Term exceeds the Taxes Per Square Foot of RA during the Base Year, multiplied by (ii) the RA of the Premises.

"Annual Increases":               3%  annual  increase  on each  one-year
                                  anniversary  of Lease Commencement.

"Building Services":              Landlord shall provide heating, ventilating
                                  and air conditioning (HVAC), electrical, janitorial and security services, and all other services typically provided by
                                  Landlords in a "Class A" environment.


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"Backup Generation":              Tenant shall have use of the UPS and
                                  generator redundancy that is currently
                                  installed in the Building. Landlord shall maintain the generator and UPS system in good working order and in accordance with generally acceptable maintenance practices.

"Executive Boardroom/
Auditorium":                      Subject to availability  and scheduling,
                                  Landlord shall allow Tenant up to 8 hours
                                  of  free  use  of  the  auditorium  in
                                  Building J each year of the Lease.  Tenant's
                                  free use of such  auditorium does not include
                                  an A/V  technician or additional A/V equipment
                                  requested   over  and  above  that  equipment
                                  already available in the auditorium.
                                  In addition, subject to availability and scheduling, Landlord shall allow Tenant to use the executive conference room in Building
                                  L free of charge for two (2) business days annually throughout the Term of this Lease.


"Furniture":                      Landlord will provide Tenant with existing
                                  furniture configurations currently in
                                  inventory, at no charge to Tenant. Upon
                                  request, Landlord shal provide at no charge additional furniture from existing inventory, provided such furniture is not being used by Landlord or other tenants and subject to availability.

"Network Cabling":                Tenant shall have use the CAT5 cabling in the
                                  Premises.

"Expansion Rights":               Tenant will have on-going expansion capability
                                  on space at Canyon Park Technology Center.

"Parking":                        Abundant

"Signage":                        Tenant shall have the right to placement on
                                  the building monument sign, in addition to suite signage. This shall be consistent with the guidelines and standards established for Canyon Park.

"Tenant Improvements":            Subject to the representations and warranties
                                  of Landlord  contained in the Lease, Tenant
                                  accepts the premises "As is" except for new
                                  paint,  carpet   and  modifications  to   the


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                                  Building  as described  in  Exhibit D-Tenant
                                  Improvements  and  Exhibit D-1 Building
                                  Floor/Space Plan hereto attached to the Lease Agreement. Landlord shall provide and pay for all paint, carpet and furniture set up in C21 as mutually agreed upon in Exhibit D-1.


"Agency":                         It is understood that neither Tenant nor s
                                  Landlord is represented by a broker or lease agent.

"Security Deposit":               $7,716.21 payable upon execution of the Lease.
                                  ---------

"Amenities":                      Tenant shall enjoy the free use of the fitness
                                  center and recreational areas at Canyon Park, in addition to access to the building L Food
                                  Court.

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease attached hereto (the "Lease").

Each reference in the Lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease.







LANDLORD:                      TCU Properties I, LLC, a Utah limited liability
                               company

  Date: December 23, 2003      By:  ________________________________


                                    Name:  Thomas W. Macdonald
                                    Title:   President/CEO



TENANT:                        Q Comm International, Inc.

  Date: December 23, 2003      By:  ________________________________

                                    Name:  Paul Hickey
                                    Title: CEO



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                          CANYON PARK TECHNOLOGY CENTER
                              OFFICE BUILDING LEASE

         THIS LEASE is entered into as of this 23rd day of December 2003 (the "Lease Date") between Q Comm International, Inc. ("Tenant") and TCU Properties I, LLC, a Utah limited liability company ("Landlord").

1. Lease Grant and Term. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant, does hereby lease, demise and let unto Tenant certain premises (the "Premises") located in Building C (the "Building") of Canyon Park Technology Center (the "Park") as shown in Exhibits A and B hereto commencing on the 1st day of February 2004 (the "Commencement Date") and ending on midnight on the last day of the month of January 2009 (the "Term"). In addition to the Premises, Tenant shall have reasonable access to and use of all access ways, lobbies, lavatories, hallways, and parking areas common to the Premises and other areas of the Building (the "Common Areas"), provided that any use of the Common Areas shall be subject to the rules and regulations set forth in Exhibit C hereto and any other reasonable rules and regulations as Landlord may establish from time to time and provide to Tenant in writing. Notwithstanding the foregoing, Tenant shall have a one time option, at its sole discretion, to terminate the Lease at the end of three (3) years from the Commencement Date, by giving written notice to Landlord, one hundred twenty (120) days prior to the end of the third year, of Tenant's intent to terminate the Lease at the end of three (3) years. Tenant shall have one (1) option to renew the Lease for one additional five year term, by giving Landlord a six (6) month written notice. The Lease rate for the option term shall continue to increase at the rate of three3% per year.

2. Rent. Tenant shall pay Basic Rent to Landlord the sum of $6,855.75 (the "Rent") each month in advance (except as outlined above in Basic Lease Terms under Rent Abatement) on the first day of each month in lawful money of the United States to Landlord at 1501 N Technology Way Building A, Suite 3300 Orem, Utah 84097 (or such other address as Landlord shall designate in writing to Tenant) without notice or demand and without any abatement, deduction or set-off, for each month of the entire Term. The Rent for the first month shall be payable by Tenant to Landlord upon the execution of this Lease. The next monthly installment of Rent shall be due and payable without demand beginning on the first day of the calendar month immediately following the month in which the Commencement Date occurs and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Term. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one-three hundred sixty-fifth (1/365) of the current annual Rent for each day of the partial month this Lease is in effect. If all of any sum due under this Lease is not received within five (5) days of its due date, then Tenant shall pay, in addition to the sum owed, a late payment charge equal to ten percent (10%) of the sum (or portion thereof) which is overdue. If a check remitted to pay any sum due to Landlord hereunder shall not be honored upon presentment for payment, then Tenant in addition to the amount owed, shall pay to Landlord on demand a fee of five percent (5%) of the amount owed.

3. Security Deposit. The Security Deposit equal to the last month of Rent of the Term is due upon execution of the Lease. Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. Tenant agrees that such deposit will not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use such deposit to make good any arrearage in any amount due hereunder and to reimburse Landlord for any other damage, injury, expense or liability caused to Landlord by any breach of this Lease. Following


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any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount.

4. Utilities, Services, and Furniture. Subject to the following limitations, Landlord shall furnish Tenant while Tenant is occupying the Premises and performing all of its obligations under this Lease (i) heating, ventilation, and air conditioning ("HVAC") in season, from 6:00 a.m. to 6:00 pm Monday through Saturday, except Holidays. "Holidays" means New Year's Day, Martin Luther King Day, Presidents Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day, the Friday following Thanksgiving and Christmas Day. After hours heating, ventilating, air conditioning (HVAC) shall be charged at the rate of $5.00 per hour. As specified in the Basic Lease Information, if Tenant requests after hours services requiring service personnel, Tenant will be charged for the cost of such service plus an additional charge of 15% of such cost to cover overhead.
(ii) janitorial service to the Common Areas and Premises as is reasonably considered by Landlord to be standard on weekdays other than Holidays (as hereinafter defined) and such window-washing as may from time to time in Landlord's judgment reasonably be required; (iii) elevator service in common with other tenants; (iv) replacement of Building standard light bulbs and fluorescent tubes; and (v) electric power in the Premises sufficient to furnish power for lighting, personal computers, typewriters, voice writers, calculating machines and other machines of similar low electrical consumption standard to executive offices. Also, Landlord shall maintain the Common Areas of the Building in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord for the cost of repairing any damage to such areas occasioned by Tenant, or its employees, contractors, agents or invitees. Landlord's obligation to make available the utilities described in this Paragraph 4 is subject to the rules and regulations of the suppliers of utilities and of any municipal or other governmental authority regulating the business of providing utility services. Landlord shall not be responsible or liable to Tenant for any loss, damage or expense that Tenant may sustain or incur if either the quantity or character of any utility service is changed. Landlord's failure to any extent to make available, or any slowdown, stoppage or interruption of, the services set forth in this Paragraph 4 resulting from any cause beyond Landlord's control shall not render Landlord liable in any respect for damages to person, property or business, nor be construed an eviction of Tenant or work an abatement of Rent, nor relieve Tenant from fulfilling any covenant or agreement hereof; however, Landlord shall use reasonable efforts (and shall not be required to employ any workers at overtime rates) to resume said services in a timely manner. Subject to availability, Landlord shall provide furniture for the Premises at no additional cost from existing inventory in the Park, provided such furniture is not being used by Landlord or other tenants or is not reasonably reserved for other tenants. Tenant is responsible for any damage to such furniture used by Tenant, normal wear and tear excepted

5. Condition of Premises. TENANT EXPRESSLY ACKNOWLEDGES THAT (A) TENANT HAS THOROUGHLY EXAMINED THE PREMISES AND TAKES AND ACCEPTS THE PREMISES IN ITS "AS IS" CONDITION ON THE COMMENCEMENT DATE, (B) LANDLORD AND LANDLORD'S AGENTS AND EMPLOYEES HAVE MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION OF THE PREMISES, THE BUILDING, THE PROPERTY OR THE PARK, NOR HAS LANDLORD MADE ANY COMMITMENTS TO REMODEL, REPAIR OR REDECORATE, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND (C) LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT EXPRESSLY WAIVES AND RELEASES LANDLORD FROM ANY IMPLIED WARRANTY NOT SET FORTH HEREIN.

6. Permitted Use. Tenant shall use the Premises only for general and executive offices, including shipping and receiving of Tenant's inventory, supplies and


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products (the "Permitted Use"). Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed by Landlord to be disreputable in any manner, nor permit anything to be done that will in any way invalidate or increase the rate of insurance on the Building or its contents. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or interfere with Landlord in the management of the Building, the Property or the Park. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules, regulations, or restrictions of or recorded by all state, federal, municipal and other agencies or bodies having jurisdiction over the Premises and governing the use, condition or occupancy of the Premises, whether existing as of the Commencement Date or enacted subsequent thereto.

7. Repairs and Alterations. Tenant shall keep and maintain the Premises in a good, clean condition of repair and maintenance. Tenant shall not damage or injure the Premises. Tenant further agrees not to commit or allow any waste or damage to be committed on any portion of the Building or Premises, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted. Tenant shall not, without the prior written consent of Landlord, paint, install permanent lighting or permanent decorations (except wall hangings), or install any signs, window or door lettering or advertising media of any type on or about the Building or Premises, or any part thereof, or make any other alterations, improvements or physical additions in or to the Building or Premises, or any park thereof. At the termination of the Lease, at Landlord's option and subject to the Landlord's right to retain improvements desired by Landlord, Tenant shall remove its alterations, additions, and improvements, and restore any portions of the Premises altered, added to, or improved by Tenant to the original condition.

8. Assignment and Subletting. Tenant shall not, either voluntarily or by operation of law, assign all or any portion of this Lease, including without limitation any mortgage, pledge, hypothecation, grant of security interest in, or other encumbrance of this Lease, nor sublet the Premises or any part thereof, nor permit the Premises or any part thereof to be occupied by any person other than Tenant or Tenant's employees, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may assign this Lease, without the consent of Landlord, in whole or in part (a) to a wholly-owned, direct or indirect subsidiary or affiliate of Tenant that will assume the obligations of Tenant hereunder, (b) in the event of a merger of Tenant (in which Tenant is not the surviving entity), or (c) in the event of a transfer, purchase or sale of all or part of the stock, assets or business of Tenant (of which the operations or activities of Tenant at the Leased Premises constitute a part); provided that Tenant shall remain fully liable for the fulfillment of all such obligations under the Lease which assignment will not be unreasonably withheld by the Landlord and, (i) Subject to the foregoing, if Tenant desires to assign this Lease or sublet the Premises or any part thereof, Tenant shall so notify Landlord at least thirty (30) days prior to the date on which Tenant desires to make such assignment or sublease, which notice shall contain all material terms of the proposed assignment or sublease and financial information regarding the proposed assignee or subtenant as a condition of such sublease or assignment, Landlord may require plans to verify compliance with Building and fire codes. Landlord may assess its reasonable out of pocket costs for review of such plans. If Tenant desires to sublet more than 50% of the RA of the Premises, Landlord shall have the option


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within thirty (30) days after receipt of such notice to notify Tenant in writing that Landlord elects to terminate this Lease as of the date specified by Tenant for such subletting. If Landlord fails to timely exercise the foregoing recapture right or if the requested sublease does not trigger a recapture right on behalf of Landlord, then Landlord shall have twenty (20) business days after receipt of such notice to notify Tenant whether Landlord consents to a assignment or subletting. Without limiting Landlord's discretion to consent to a proposed subletting, and in addition to such other factors that Landlord may deem pertinent, Tenant acknowledges that in to event will a proposed subletting be approved by Landlord (a) the sublessee under any such subletting shall be such person or entity as in Landlord's judgment is of a character and engaged in a business such as is in keeping with the standards of the Park and its occupancy, (b) the sublessee shall have sufficient net worth to perform its obligations under its sublease, (c) the sublessee shall not be a (i) government or a governmental authority or a subdivision or an agency of any government or any governmental authority, (ii) a tenant of Landlord elsewhere in the Park,
(iii) an entity or person with whom Landlord has negotiated (for purposes hereof, "negotiated" shall mean exchanging of written proposals, leases being prepared or drafts distributed and modified) for a proposed lease of space in the Park at any time during the six (6) month period prior to the receipt of said notice by Landlord or (iv) competitor of Landlord and (d) the space so to be sublet shall be regular in shape.

                  (b) If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and the rent, additional rent and other consideration received by Tenant under or relating to such sublease exceeds the Adjusted Rental payable to Landlord under this Lease, or if Tenant receives any consideration from the assignee under any such assignment, then 100% of such excess rents and consideration under or relating to such sublease or 100% of such consideration for any assignment shall automatically be due and payable by Tenant to Landlord as additional rent hereunder.

     (c) Landlord may transfer and assign, in whole or in part, its rights and obligations hereunder concurrently with the transfer and assignment of all or any portion of the Park and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord hereunder.

     (d) If Tenant is a corporation, then any merger, consolidation, dissolution or liquidation, or any change (whether in one or a series of transactions) in ownership or power to vote of fifty percent (50%) or more of its outstanding voting stock shall constitute an assignment of this Lease requiring, except as otherwise specified herein, the consent of Landlord. If Tenant is a partnership, joint venture or other entity, then any liquidation or dissolution, or any transfer of ownership of interests totaling fifty percent (50%) or more of the total interests in such entity (whether in one or a series of transactions) shall constitute an assignment of this Lease requiring, except as otherwise specified herein, the consent of Landlord. The provisions of this clause (d) shall not be applicable so long as the stock of Tenant is traded at a recognized regional stock exchange.


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     (e) Tenant agrees that it shall not place (or permit the placement of) any signs on or about the Premises or the Park, nor conduct (or permit anyone to conduct) any public advertising which includes any pictures, renderings, sketches or other representations of any Building (or a portion thereof) with respect to any proposed assignment or subletting of the Premises, without Landlord's prior written consent. In all events, Tenant shall comply with all applicable governmental regulations.

     (f) Tenant shall not mortgage, pledge, hypothecate or otherwise encumber (or grant a security interest in) this Lease or any of Tenant's rights hereunder, without Landlord's prior written consent, not to be unreasonably withheld or delayed. The time frames governing Tenant's request for consent and Landlord's response shall be the same as set forth in paragraph 8 (a), above, for assignment or subletting.

     (g) Except as otherwise specified herein, Landlord may terminate this Lease if Tenant sells, transfers, exchanges, distributes, or otherwise disposes of more than forty percent (40%) of its assets (except in the ordinary course of business, in a public offering of Tenant's stock, or in a merger or acquisition) unless after such disposition, the net worth of Tenant as demonstrated to the reasonable satisfaction of Landlord is an amount acceptable to Landlord.

     (h) Except as otherwise specified herein, if Tenant assigns this Lease or sublets all or substantially all of the Premises, any option then held by Tenant (such as an option to renew this Lease or to expand the size of the Premises) shall terminate automatically upon the assignment or sublease unless approved otherwise by Landlord.

     (i) Tenant shall pay Landlord's reasonable expenses incurred in reviewing any request by Tenant under this Paragraph upon demand.

(j) If the Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. Landlord may apply the net amount collected to the Adjusted Rental, but no such subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph or the acceptance of the subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. Landlord's consent to any subletting or use or occupancy by others shall not relieve Tenant of its obligation to obtain Landlord's written consent to any other subletting, use or occupancy by others.

8. Indemnity. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Building or any part of the Park, or failure to make any such repairs unless caused by the gross negligence or willful misconduct of Landlord. In addition, Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees for, and Tenant shall indemnify, defend and hold harmless Landlord of and from, all fines, suits, claims, demands, losses, liabilities, actions and costs (including court costs and attorneys' fees, at trial and on appeal) arising in whole or in part from (i) any injury to person or damage to property caused by any negligent act or omission of Tenant, Tenant's agents, servants, employees, customers or invitees, (ii) Tenant's negligent use of the Premises or


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the negligent conduct of Tenant's business or profession, (iii) any negligent activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or (iv) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease.

     (a) Tenant shall defend, indemnify and hold harmless Landlord, its affiliates and its or their officers, directors, employees and agents, ("Landlord's Indemnities") from and against any and all claims arising from or in connection with (i) any negligent act or any condition negligently created in the Premises by Tenant or Tenant's agents, employees, invitees or contractors, or (ii) any accident, bodily injury (including death) or damage to property, including damage to property or injury of Tenant or its employees, agents, contractors, or invitees occurring in the Premises and resulting from Tenant's negligence, unless (i) caused by the negligence of Landlord, its agents, employees, or contractors, or (ii) caused by or relating to any breach or default by Landlord in the full and prompt performance of Landlord's obligations under this Lease which remains uncured beyond a reasonable period of time after Landlord is given notice thereof by Tenant.

     (b) Notwithstanding any provision to the contrary, Tenant shall look solely to Landlord's interests in the Park in the event of any claim against Landlord arising out of this Lease. No other properties or assets of Landlord or any agent or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any remedy of Tenant arising out of this Lease. Landlord in no event shall be liable for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any person claiming through Tenant.

     (c) Tenant shall maintain a policy of comprehensive general liability insurance pertaining to its use and occupancy of the Premises hereunder, with the premiums thereof fully paid in advance, issued by and binding upon a solvent insurance company qualified to do business in the State of Utah, such insurance to name Landlord as an additional insured. Such policy shall afford minimum protection of not less One Million and No/100 Dollars ($1,000,000.00) combined single limit for bodily injury, death to any one person, or property damage in any one occurrence. Additionally, Tenant shall obtain and maintain "all risk" insurance in respect to Tenant's stock in trade, fixtures, furnishings, floor covering, equipment and all other property of Tenant in the Premises, insuring 100% insurable value of such property. Landlord and the Tenant hereby waive any and all rights of recovery against the other or against the officers, agents, employees, and representatives of loss or damage occasioned to the Tenant or its property or the property of others under its control, to the extent that such loss or damage is covered under any insurance policies carried by the Landlord or the Tenant, as the case may be, and in force at the time of such loss or damage.

9. Subordination. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any deeds of trust, mortgages or other instruments of security ("Security Instruments"), as well as to any ground leases or primary leases ("Master Leases"), that now or hereafter cover any of the Property or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place Security Instruments and Master Leases on and against any of the Building or Premises or any interest of Landlord therein, superior in effect to this Lease and the estate created hereby. This clause shall be self-operative and no further instrument of subordination need be required, however, upon Landlord's request, or upon the request of any holder (a "Holder") under any Security Instrument, or of any lessor (a "Lessor") under any Master Lease, Tenant shall execute promptly any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease) or instruments intended to subordinate this Lease or to evidence the subordination of this Lease to any such Security Instrument or Master Lease. Tenant hereby appoints Landlord Tenant's attorney in fact to execute any such instrument for and on behalf of Tenant. In the event of the enforcement by a Holder under any Security Instrument of the remedies provided for by law or by such Security Instrument, or in the event of the termination of any Master Lease, the Holder or the Lessor may continue this Lease in full force and effect as a direct lease between such Holder or Lessor and Tenant. If the Holder or Lessor continues this lease, Tenant will attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease (Tenant hereby waiving any right Tenant may have to terminate this Lease or surrender possession of the Premises) and this Lease shall continue in full force and effect; provided, however, that such successor in interest shall not be bound by or liable for any payment of Rent for more than one month in advance., Upon request by any Holder, Lessor or successor in interest to either, Tenant shall execute and deliver an instrument confirming this attornment herein provided for. Tenant agrees that any Holder or Lessor may at any time subordinate any rights which Holder or Lessor may hold to the rights of Tenant under this Lease.

10. Rules and Regulations. Tenant shall comply fully with the rules and regulations of the Building and the Park attached hereto as Exhibit C, and any applicable restrictive covenants, which may be attached hereto as Exhibit C-1, which exhibits are made a part hereof as though fully set out herein. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, contractors, visitors and invitees of Tenant. Landlord reserves the right to amend or rescind any of the rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall from time to time be prudent in the operation and management of the Premises, the Building, and/or the Park, which rules and regulations shall be binding upon Tenant upon notice to Tenant of same.

11. Inspection and Access. Landlord and its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises, upon 24 hour notice to Tenant, at all reasonable hours (or, if any emergency, at any hour) for all reasonable purposes, including without limitation making repairs or alterations, inspecting the Premises, and showing the Premises to prospective tenants, purchasers or lenders.

12. Condemnation and Casualty. If all or a substantial portion of the Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of all of the Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Premises or Building, shall be property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation. If the Premises or the Building shall be destroyed or materially damaged and Landlord is unable to restore the Premises or the Building to an acceptable condition within a reasonable amount of time, then either party may terminate this Lease by notice to the other within thirty (30) days after the occurrence of the casualty, and this Lease shall terminate as of the date of the casualty.

13. Holding Over. Should Tenant hold over in the Premises, without the written consent of Landlord, after the expiration of the Lease Term, such tenancy shall constitute and be construed as a tenancy at will at a rental equal to the Rent plus fifty percent (50%) of such amount, subject to the other terms and conditions of this Lease. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

14. Default. If Tenant or Guarantor (i) fails to pay when due any Rent or other sum payable by Tenant hereunder and such failure continues for a period of five
(5) days after written notice to Tenant by Landlord, (ii) fails to comply with or observe any other provision of this Lease within fifteen (15) days after delivery to Tenant of notice thereof (unless compliance cannot reasonably be accomplished within such fifteen-day period), (iii) makes a transfer in fraud of creditors or an assignment for the benefit of creditors, (iv) files or is named as a debtor in a bankruptcy petition, or (v) fails to utilize all or substantially all of the Premises for the Permitted Use for ten (10) or more consecutive days, Landlord may pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation the following:

     (a) Without releasing Tenant from liability for the remainder of the Term, Landlord may Terminate this Lease, in which event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in Rent, enter upon and take possession of the Premises. Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, including without limitation any loss caused by Landlord's inability (after a commercially reasonable effort) to relet the Premises on terms or conditions reasonably satisfactory to Landlord.

     (b) Without releasing Tenant from liability for the remainder of the Term, Landlord may enter upon and take possession of the Premises by virtue of the laws of the State of Utah for summary proceedings for possession of real estate or such other proceeding as may be applicable, and if Landlord so elects, relet all or any part of the Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term, and (ii) that Tenant shall not be entitled to any rents or other payments received by Landlord in connection with such reletting even if such rents and other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting, and like costs. Tenant expressly acknowledges that Landlord has no duty to relet the Premises, that Landlord may offer all or any part of the Premises for any period, to any tenant and for any use which Landlord may elect, and that Landlord may offer for lease any vacant space in the Project Buildings prior to offering the Premises for lease.

     (c) Landlord may make such payments or enter upon the Premises, and perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses (together with interest thereon at the rate of eighteen percent (18%) from the date paid by Landlord) which Landlord may make or incur in thus effecting compliance with Tenant's obligations under this Lease.

     (d) If Landlord takes possession of the Premises as permitted herein, Landlord may keep in place and use all furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor or third party having a lien thereon. Tenant shall pay to Landlord all costs incurred by Landlord in connection with any removal, disposal, or storage of Tenant's personal property and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal, disposal, or storage. Landlord's rights herein are in addition to any other rights Landlord may have at law or equity.

15. Landlord's Liability. Landlord shall not be in default under this Lease unless and until it fails to perform an obligation hereunder within fifteen (15) days after written notice by Tenant to Landlord specifying the obligation which Landlord has not performed. However, if Landlord's obligation reasonably requires more than 15 days for its performance, Landlord shall not be in default if it commences performance within such 15 day period and uses reasonable efforts to complete the same. Tenant has no right to claim any nature of lien against the Building or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord. All obligations of Landlord hereunder are binding upon Landlord only during the period of its ownership of the Building or Premises. The term "Landlord" means only the owner, for the time being, of the Building or Premises. In the event of the transfer by such owner of its interest in the Building or Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord to Tenant relating to this Lease shall be limited to the interest of Landlord in the Premises, and Landlord shall not be personally liable for any deficiency.

16. Attorneys' Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys' fees to be fixed by the court therein.

17. Estoppel Certificates. Tenant agrees to furnish from time to time when requested by (a) Landlord, (b) a Holder or a Lessor, or (c) any prospective Holder, Lessor or purchaser of the Building, a certificate signed by Tenant confirming such factual certifications and representations as to the terms and conditions of this Lease and amendments, if any, as may be deemed appropriate by Landlord or any such Holder, Lessor, or purchaser, and Tenant shall, within fifteen (15) days following Tenant's receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant fails to return a fully executed copy of such certificate to Landlord within said fifteen-day period, then Tenant conclusively shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

18. Notices. Any notice, request or documents (excluding Rent and other payments) permitted or required to be delivered hereunder must be in writing and shall be deemed delivered upon receipt if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified mail (with return receipt requested), addressed to Tenant and Landlord at the respective addresses set forth in this paragraph or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.
Address of Landlord:                Attn: Allen Finlinson
                                    Canyon Park Management
                                    1501 N Technology Way
                                    Suite 3300
                                    Orem, Utah 84097
                                    Telephone: (801) 764-0005 ex. 399

Landlord's Counsel:                 Attn: Monte Deere
                                    Bennett Tueller Johnson & Deere
                                    3865 S. Wasatch Blvd., Suite 300
                                    Salt Lake City, Utah 84109


Address of Tenant:                  Attn: Paul Hickey
                                    Q Comm International, Inc.
                                    510 East Technology Avenue
                                    Orem, Utah 84097

19. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, it is the intention of the parties hereto that (i) the remainder of this Lease shall not be affected thereby and (ii) in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar as possible in terms to such invalidated clause or provision as may be legal, valid and enforceable.

20. Amendments: No Waiver: Binding Effect. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making the waiver and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

21. Quiet Enjoyment. Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or Landlord's successors or assigns, subject to (i) the terms and conditions of this Lease, including the performance by Tenant of all of the terms and conditions of this Lease to be performed by Tenant, including the payment of rent and other amounts due hereunder, and (ii) actions and claims of any person or entity holding superior title to that of Landlord, including, but not by way of limitation, any person or entity who holds an interest in the Premises to which the leasehold interests created by this Lease is subordinate.

22. Joint and Several Liability. Guarantor hereby unconditionally guarantees each and every obligation of Tenant hereunder. The obligations imposed upon Tenant under this Lease shall be the joint and several obligations of Tenant and Guarantor, and Landlord need not first proceed against Tenant before proceeding against Guarantor, nor shall Guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give Guarantor any notices hereunder.

23.   Miscellaneous.
      -------------

     (a) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.


     (b) Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Building or

Premises, or any portion thereof, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

     (c) This Lease shall be subject to any and all easements, rights-of-way, covenants, liens, conditions, restrictions, outstanding mineral interest and royalty interests, if any, relating to the Park, to the extent, and only to the extent, same still may be in force and effect and either shown of record in the Office of the County Clerk of Utah County, Utah or apparent on the Building or Premises.

     (d) Tenant shall not record this Lease.

     (e) If Tenant is a corporation or association, Tenant shall deliver to Landlord upon execution of this Lease a certified copy of a resolution of its board of directors or executive committee authorizing the execution of this Lease and naming the officers who are authorized to execute this Lease on behalf of Tenant. Notwithstanding the preceding sentence, Tenant shall be bound by the signature of any officer of Tenant purporting to have the necessary authority to sign this Lease, but Landlord may elect to terminate this Lease if Landlord has not received and approved the form of such a resolution within sixty (60) days of the execution of this Lease.

     (f) Tenant acknowledges that certain of Landlord's employees and security vendors will, in response to a signal by Tenant or Landlord, assemble to address an emergency anywhere in the Park. None of these personnel will be held liable by Tenant for any actions taken in responding to an emergency in the Park; further, Tenant shall indemnify and hold Landlord, its agents and employees harmless from and against any and all claims brought by Tenant's employees, contractors, agents or invitees and any of their dependents, heirs, successors or assigns arising out of any act or omission, including negligence, of the members of the Emergency Control Force which may occur while carrying out their duties in responding to an emergency in the Park.

     (g) All payments required to be made hereunder shall constitute additional Rent hereunder. Landlord shall have the same rights and remedies with respect to the non-payment of additional Rent as it is with respect to the non-payment of Rent.

     24. Force Majeure. If either party is delayed in performing an obligation hereunder as a result of strikes, lockouts, shortages of labor, fuel or materials, acts of God, legal requirements, fire or other casualty, or any other cause beyond that party's control, then performance of such obligation shall be excused for the period of such delay, and the period to perform such obligation shall be extended by the number of days equivalent to the number of days of such delay. Lack of funds shall not excuse either party from paying any amount due or performing its obligations hereunder.

     25. Access Control Services. Landlord currently provides basic access control services, which include card access, security patrols and limited camera surveillance. Landlord shall provide access cards, without charge for Tenant and Tenant's employees but subject to change without notice, to Tenant at the beginning of the Lease Term. There will be a $15.00 charge, subject to adjustment without notice, to the Tenant for each additional card or for any card that needs to be replaced or changed for any reason or that is not returned at the end of the Lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. Landlord reserves the right to change these services upon notice. Landlord shall not be held liable for any failure to provide security services or take other security measures for the Building or Park.

     27. Exhibits. All exhibits and attachments referred to in this Lease and the exhibits listed below and attached hereto are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

             Exhibit A      - Site Plan of Park Showing Building
             Exhibit B      - Plans of Premises located in the Building
             Exhibit C      - Rules and Regulations
             Exhibit C-1    - Restrictive Covenants deemed Rules and Regulations

         This Lease is hereby executed by Landlord and Tenant as of the date first written above.

            LANDLORD:          TCU Properties I, LLC, a Utah limited liability
                               company


                              By: Canyon Park Management Company, Inc., a Utah corporation, Manager of TCU Properties I, LLC



                              By:  __________________________________
                                   Name: Thomas W. Macdonald
                                   Title: President
                                   Date: December 23, 2003



            TENANT:           Q Comm International, a Utah Corporation


                              By:  __________________________________

                                   Name: Paul Hicke
                                   Title: CEO
                                   Date: December 23, 2003

                                    EXHIBIT C

                              RULES AND REGULATIONS

     The following rules and regulations shall apply, where applicable, to the Building or Premises and the Park and to each portion thereof:

     1. Smoking will not be permitted within the Building or any other Park Building. No tenant or tenant's agent, employee, invitee or contractor may smoke anywhere on the Land other than areas outside the Building which are expressly designated as smoking areas.

     2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from that tenant's premises and for going from one to another part of the Park.

     3. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or such tenant's agents, employees or invitees shall be paid by such tenant and Landlord shall not in any case be responsible therefore.

     4. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other exterior part of the Building (or be visible from any public or common area) unless they are of such color, size and style and in such places as shall be first approved in writing by Landlord. Landlord, at each tenant's sole cost and expense, shall install all letters or numbers by or on doors in such tenant's premises, which letters or numbers shall be in Building standard graphics. No nails, hooks or screws shall be driven or inserted in any part of the Building outside the premises except by any Building maintenance personnel nor shall any part of any Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     5. Two keys to the locks on the corridor doors entering each tenant's premises shall be furnished by Landlord free of charge, with any additional keys to be furnished by Landlord to each tenant, at such tenant's cost. Landlord shall provide all locks for other doors in each tenant's premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in or to its premises without Landlord's prior written consent. All such keys shall remain the property of Landlord. Each tenant shall give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in such tenant's premises.

     6. With respect to any substantial work being performed by tenants in any premises with the approval of Landlord, all tenants will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, doors, entrances, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material or merchandise which requires use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movements shall be under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant will include Landlord's determination, and be subject to Landlord's decision and control, as to the time, method, and routing of movement and as to limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought into the Building. Tenants shall assume all risk as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from time of entering the Building or Premises to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant. This section does not apply to normal business shipping activities of shipping with FedEx, DHL, Airborne, UPS and like carriers.

     8. Landlord may prescribe the weight and position of safes and other heavy equipment or items, which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant. Each tenant shall bear all costs incurred by Landlord or such tenant in determining the feasibility or actual installation of any such heavy equipment. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property must be acceptable to Landlord.

     9. Corridor doors, when not in use, shall be kept closed.

     10. Each tenant shall cooperate with Landlord's employees in keeping its premises neat and clean.

     11. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from the premises or public areas or for any damages to any property thereon from any cause whatsoever, except Landlord's gross negligence.

     12. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any premises except by persons appointed or approved by Landlord in writing.

     13. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Except as provided in each tenant's lease, electric current shall not be used for heating or nonstandard power requirements without Landlord's prior written permission.

     14. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's premises, except as may be allowed by law.

     16. No machinery of any kind shall be operated by any tenant in its premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

     17. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

     18. Each tenant and its agents, employees and invitees shall park only in those areas designated by Landlord for parking and shall not park on any public or private streets contiguous to, surrounding or in the vicinity of the Building without Landlord's prior written consent.

     19. Landlord will not be responsible for lost or stolen property, money or jewelry from any tenant's premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.